                                                                   EXHIBIT (24)


                               Powers of Attorney

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.



                                   /s/ Allen L. Lastinger, Jr.
                                   ---------------------------
                                   Allen L. Lastinger, Jr.




(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.



                                   /s/ Carter H. Golembe
                                   ---------------------
                                   Carter H. Golembe




(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.



                                   /s/ Charles W. Newman
                                   ---------------------
                                   Charles W. Newman




(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.



                                   /s/ Frederick H. Schultz
                                   ------------------------
                                   Frederick H. Schultz




(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.



                                   /s/ James L. Broadhead
                                   ----------------------
                                   James L. Broadhead



(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.



                                   /s/ John A. Williams
                                   --------------------
                                   John A. Williams




(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of January, 1995.



                                   /s/ Patrick J. McCann
                                   ---------------------
                                   Patrick J. McCann




(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.



                                   /s/ Stewart Turley
                                   ------------------
                                   Stewart Turley




(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.


                                   /s/ Walter H. Alford
                                   --------------------
                                   Walter H. Alford



(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of January, 1995.



                                   /s/ Armando M. Codina
                                   ---------------------
                                   Armando M. Codina



(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.



                                   /s/ Alvin R. Carpenter
                                   ----------------------
                                   Alvin R. Carpenter



(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.



                                   /s/ Clarence V. McKee
                                   ---------------------
                                   Clarence V. McKee




(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.



                                   /s/ Charles E. Rice
                                   -------------------
                                   Charles E. Rice




(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of January, 1995.



                                   /s/ Jean McArthur Davis
                                   -----------------------
                                   Jean McArthur Davis




(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.



                                   /s/ Jack B. Critchfield
                                   -----------------------
                                   Jack B. Critchfield




(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.



                                   /s/ Marshall M. Criser
                                   ----------------------
                                   Marshall M. Criser



(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.



                                   /s/ Rita Bornstein
                                   ------------------
                                   Rita Bornstein



(SEAL)

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Charles
W. Newman, Hinton F. Nobles, Jr., Patrick J. McCann and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Corporation's Registration Statement on Form S-3 (or such other form as shall be appropriate) and any and all amendments (including post-effective amendments) thereto covering the issuance of up to $1,000,000,000 ($1 Billion) in Securities of the Corporation and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to effectuate the above purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1995.



                                   /s/ Tom L. Rankin
                                   -----------------
                                   Tom L. Rankin




(SEAL)